UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934
Date of Report (Date of earliest Event reported): August 6, 2004

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	33-5203-D (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On August 12, 2004, Boundless Motor Sports Racing, Inc. (the Company) filed a current report on Form 8-K under Item 2 thereof to report that it consummated the acquisition of all of the outstanding capital stock of DIRT Motorsports, Inc., a New York corporation (“DIRT”), pursuant to a Stock Purchase Agreement, dated August 13, 2003, as amended and extended. As permitted by instructions (a)(4) and (b)(2) to Item 9.01 of Form 8-K, this Form 8-K/A is being filed to provide the required financial information.

(a)	Financial Statements of Businesses Acquired.

The financial statements, together with the report of the independent auditors, are included on pages F-1 through F-10 and FF-1 through FF-9 of this document.

(b)	Pro forma financial information.

The pro forma financial information is included on pages P-1 through P-4 of this document.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: October 21, 2004	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Paul A. Kruger
	Name:	Paul A. Kruger
	Title:	President and CEO

By:	/s/ Glenn Jackson
Name:	Glenn Jackson
Title:	Chief Financial Officer

DIRT Motorsports, Inc.

Financial Statements

For the Years Ending September 30, 2003 and September 30, 2002 (Restated)

Independent Auditor’s Report

To the Board of Directors and Stockholders
DIRT Motorsports, Inc.
1 Speedway Drive, PO Box 240
Weedsport, NY 13166

I have audited the accompanying consolidated balance sheet of DIRT Motorsports, Inc. as of September 30, 2003 and September 30, 2002 (restated) and the related consolidated statements of operations, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

As described in Note H the company has changed its method of accounting for member licenses, advertising and point fund and has restated its financial statements for the year ending September 30, 2002 to conform to this change in accounting.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DIRT Motorsports, Inc. as of September 30, 2003 and September 30, 2002 (restated) and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Gary E. Rowe

Gary E. Rowe, CPA
Watertown, NY
October 21, 2004

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Balance Sheets

As of September 30, 2003 and September 30, 2002 (Restated)

	September 30,	September 30,
	2003	2002 (Restated)
Assets
Current assets:
Cash	$59,000	$78,290
Accounts receivable	319,426	385,000
Inventory	4,325	20,365

Total current assets	382,751	483,655

Property and equipment, net	186,114	217,651

Other assets:
Loan receivable – stockholder	1,220,000	257,051
Due from affiliated company	—	759,337

Total other assets	1,220,000	1,016,388

Total assets	$1,788,865	$1,717,694

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$311,617	$273,301
Accrued liabilities	309,942	306,740
Income taxes payable	7,551	64,621
Deferred revenues	337,554	328,359
Notes payable	793,090	735,090

Total liabilities	1,759,754	1,708,111

Stockholder’s Equity:
Common stock – no par 200 share authorized, 200 shares issued and outstanding at September 30, 2003 and 2002 respectively	1,000	1,000
Retained earnings	28,111	8,583

Total stockholder’s equity	29,111	9,583

Total liabilities and stockholder’s equity	$1,788,865	$1,717,694

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Statements of Operations

For the Years Ending September 30, 2003 and September 30, 2002 (Restated)

	September 30,	September 30,
	2003	2002 (Restated)
Revenues
Admissions and other fees	$1,862,928	$1,819,522
Advertising income	1,429,866	1,693,443
Concession sales and other	356,873	358,016

Total Revenues	3,649,667	3,870,981

Operating, General, and Administrative Expenses
Operating expenses	2,920,486	2,837,248
Cost of Goods Sold	145,358	112,481
General and administrative expenses	478,187	658,457

Total operating, general, and administrative expenses	3,544,031	3,608,186

Net income from operations	105,636	262,795

Other Income (Expense)
Interest expense	(43,287)	(43,950)

Net income before taxes	62,349	218,845

Provision for income taxes	(42,821)	(115,605)

Net Income	$19,528	$103,240

Earnings per share – basic and diluted	$97.64	$516.20
Weighted average common and common equivalent
Shares outstanding:
Basic	200	200
Diluted	200	200

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Statement of Changes in Retained Earnings

For the Years Ending September 30, 2003 and September 30, 2002 (Restated)

Balance
Beginning retained (deficit) - September 30, 2001	$(94,657)
Net income for year ended September 30, 2002	103,240

Retained earnings - September 30, 2002	8,583
Net income for year ended September 30, 2003	19,528

Retained Earnings — September 30, 2003	$28,111

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Statements of Cash Flows

For the Years Ending September 30, 2003 and September 30, 2002 (Restated)

	September 30,	September 30,
	2003	2002 (Restated)
Operating activities:
Net profit	$19,528	$103,240
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	45,197	50,522
Decrease in:
Current assets	81,614	(119,548)
Increase (decrease) in:
Current liabilities	(6,357)	86,802

Net cash (used) by operating activities	139,982	121,016

Investing activities:
Advances to officers	(962,949)	(257,051)
Loan repayment from affiliated company	759,337	—
Purchase of property and equipment	(13,660)	(75,910)

Net cash (used) provided by investing activities	(217,272)	(332,961)

Financing activities:
Proceeds from notes payable	58,000	316,632
Repayment of note payable	0	(70,000)

Net cash provided by financing activities	58,000	246,632

Net increase in cash	(19,290)	34,687
Cash, beginning of year	78,290	43,603

Cash, end of year	$59,000	$78,290

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash payments for interest	$43,287	$43,950

Income taxes paid	$7,551	$64,621

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Notes to Financial Statements
For the Years Ending September 30, 2003 and September 30, 2002 (Restated)

NOTE A — ORGANIZATION AND NATURE OF BUSINESS

DIRT Motorsports, Inc. (the “Company”) was incorporated in the State of New York in October 1995 and is headquartered in Weedsport, NY. The Company operates an entertainment business in the areas of motorsports and concerts.

NOTE B — SUMMARY OF SIGNFICANT ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Accounting Method

These financial statements are prepared in accordance with the accrual method of accounting, which recognizes income when earned and expenses when incurred.

Accounts Receivable

The company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts should become uncollectible, they will be charged to operations when that determination is made.

Inventory

Inventories are valued at the lower of cost or market with cost being computed on the First-In First-Out Method (FIFO).

Property and Equipment

Property and equipment is recorded at cost. Maintenance and repairs are charged to operations as incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and the related accumulated depreciation accounts are relieved, and any gain or loss is included in operations. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, generally ranging from 5 to 40 years. For income tax purposes, the Company uses accelerated methods of depreciation for certain assets. For the years ending September 30, 2003 and September 30, 2002, depreciation expense amounted to $45,197 and $50,522, respectively. Property and equipment is evaluated annually for impairment in value. As of September 30, 2003 and 2002, not property or equipment was determined to have an impaired value.

Revenue Recognition

Admissions fees are recognized as income when the events are held. Membership dues and advertising revenues are recognized proratedly over the terms of the membership or advertising agreement. Concession sales are recognized on the date of the sale.. The Company is involved in various event-based entertainments in both motorsports and music concerts. Advanced ticket sales to events are reported as deferred income until the event takes place at which time revenue is then recognized. Failure of an event to take place would require the Company to refund the ticket price to the ticket holder.

Related Party Transactions

DIRT Motorsports, Inc.’s sole stockholder is also the sole stockholder of DIRT, Inc. DIRT Motorsports, Inc. holds a non-interest bearing note with DIRT, Inc. with no scheduled repayment terms. For the years ending September 30, 2003 and September 30, 2002, the amount of this note was $0 and $759,337, respectively. At September 30, 2003 and 2002, the Company had outstanding advances to its sole stockholder totaling $1,220,000 and $257,051 respectively.

Income Taxes

Income tax expense includes federal and state taxes currently payable and deferred taxes arising form temporary differences between income for financial reporting purposes and income tax purposes. These differences consist primarily of the excess of deprecation for tax purposes over the amount for financial reporting purposes.

Earnings (Loss) Per Common Share

Basic earnings (loss) per common share are calculated based on the weighted average number of common shares outstanding during the year, including redeemable common shares. Diluted earnings (loss) per common share has been computed based on the assumption that all dilutive options and warrants are exercised using the treasury stock method.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE C — PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following at September 30, 2003 and September 30, 2002:

	2003	2002
		(Restated)
Leasehold improvements	$130,000	$130,000
Vehicles & equipment	353,093	339,433

	483,093	469,433
Less accumulated depreciation	(296,979)	(251,782)

Net property and equipment	$186,114	$217,651

NOTE D – NOTES PAYABLE

Notes payable consists of the following at September 30, 2003 and September 30, 2002:

	2003	2002
		(Restated)
Line of credit to First Niagara Bank; variable monthly payments of interest, calculated at 1.5% above prime on amount outstanding; collateralized by assets of the Corporation and the personal guarantee of Glenn Donnelly, President.	$293,481	$293,481
Note payable to Savannah Bank, N.A. calculated at 1.5% above prime on outstanding amount. Payments of interest only; collateralized by assets of the Corporation. The note is renewed every six months	499,609	441,609

Total notes payable	$793,090	$735,090

NOTE E – OPERATING EXPENSES

Operating expenses include the direct costs associated with stages the races, commissions paid to various individuals related to these races, and prize money. Prize money for the years ended September 30, 2003 and 2002 totaled $1,545,505 and $1,589,286 respectively. Included in prize money are accrued liabilities for points earned but not paid until after year end. At September 30, 20034 and 2003, the Company had accrued $297,080 and $296,775 respectively for earned point which were not paid until subsequent to year end.

NOTE F – DEFERRED REVENUES

Deferred revenues consist primarily of advance ticket sales, unearned advertising revenues, and unearned licensing fees. A break down on deferred revenues as of September 30, 2003 and 2002 is as follows:

	September 30,
	2003	2002
Advance ticket sales	$258,091	$244,657
Adverting advances received, not yet earned	24,567	34,560
Licensing fees collected, not yet earned	54,896	49,142

Total deferred revenues	$337,554	$328,359

NOTE G – OPERATING LEASE COMMITMENTS

The Company has also entered into multi-year contracts with the New York State Fair, the Ontario County Agricultural Society and the Orange County Agricultural Society, Inc. to lease and operate certain race track facilities located at fairgrounds that are owned by each entity. Rent expense for the years ended September 30, 2003 and 2002 totaled $55,315 and $208,928 respectively.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of September 30, 2003 for each of the next five years and in the aggregate are:

Year Ended September 30,	Amount
2004	$72,000
2005	22,000
2006	22,000
2007	—
2008	—
Subsequent to September 30, 2008	—

Total minimum future rental payments	$116,000

NOTE H – CHANGE IN ACCOUNTING FOR MEMBER LICENSES, ADVERTISING AND POINT FUND

Effective October 1, 2003 the Company changed its policy of accounting for member licenses, advertising and point fund. As a result such costs are now accounted for in the period in which they occur. This change has been applied retroactively and the Company has restated its financial statements as follows:

2002
Net income – as previously reported	$113,285
Adjustment to reflect change in accounting	(10,045)

Net income – as restated	$103,240

NOTE I – NEW ACCOUNTING PRONOUNCEMENTS

In 2001, the Financial Accounting Standards Board issued new pronouncements: SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

SFAS No. 144 is effective for the Company for the fiscal year beginning September 30, 2002 and addresses accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and Accounting Principles Board Opinion No. 30, Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 and expands the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The adoption of this standard had no impact on the Company’s balance sheet or statement operations.

In April of 2002, the Financial Accounting Standards Board issued SFAS No. 145, “Recession of FASB Statements Non 4, 44, and 64, Amendment of FASB No. 13, and Technical Corrections. SFAS deals with reporting gains and losses for extinguishment of debt, accounting for intangible Assets of

Motor Carriers, and sales and leaseback transactions. This adoption of this standard had no impact on the Company.

In June of 2002, the Financial Accounting Standards Board issued SFAS No. 146 “Accounting for Costs Associated with Exit or Disposal Activities. This statement requires that cost associated with an exit or disposal activity be recognized only when the liability is incurred. The adoption of this standard had no impact on the Company’s balance sheet or statement of operations.

In December of 2002, the Financial Accounting Standards Board issued SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure. This statement amends SFAS Non 123 “Accounting for Stock Based Compensation”, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. As of September 30, 2003, the Company has had not stock based compensation. Non 133 “Accounting for Derivative Instruments and Hedging Activities. As of September 30, 2003, the Company had not entered into any derivative or hedging contracts.

In April of 2003, the Financial Accounting Standards Board issued SFAS No. 149 “Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives Under FASB Non 133 “Accounting for Derivative Instruments and Hedging Activities. As of September 30, 2003, the Company had not entered into any derivative or hedging contracts.

In May of 2003, the Financial Accounting Standards Board issued SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The adoption of this standard had no impact on the Company’s balance sheet or statement of operations.

NOTE J — DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments as of September 30, 2003 and 2002. Such information does not purport to represent the aggregate net fair value of the Company:

Cash and Cash Equivalents. The balance sheet carrying amounts of cash and cash equivalents approximate fair values of such assets. Note Receivable. The carrying amount approximates fair value because of the fluctuating interest rate associated with the note receivable.

Notes Payable. The carrying value of notes payable approximates fair value because of variable interest rates and the short-term nature of the instruments.

All of the Company’s financial instruments are for purposes other than trading. As of September 30, 2003, a recap of the Company’s financial instruments is as follows:

	Carrying	Fair
	amount	value
Cash and cash equivalents	$59,000	$59,000
Advances to shareholders and affiliated companies	$1,220,000	$1,220,000
Notes payable	$(793,090)	$(735,090)

DIRT Motorsports, Inc.

Balance Sheets — Unaudited

As of August 6, 2004

Assets
Current assets:
Cash	$24,906
Accounts receivable	386,823
Prepaids	36,080
Inventory	11,408

Total current assets	459,217

Property and equipment, net	212,479

Other assets:
Loan receivable — stockholder	131,023

Total assets	$802,719

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$255,889
Accrued liability	291,300
Income taxes payable	7,551
Deferred revenues	517,780
Notes payable	494,609

Total current liabilities	1,567,129

Stockholder’s Equity:
Common stock — no par 200 share authorized, 200 shares issued and outstanding at August 6, 2004	1,000
Retained earnings (deficit)	(765,410)

Total stockholder’s equity (deficit)	(764,410)

Total liabilities and stockholder’s equity	$802,719

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Statement of Operations — Unaudited

For the ten months and six days ended August 6, 2004

Revenues	$2,602,358
Operating, General, and Administrative Expenses
Operating expenses	2,766,597
Cost of goods sold	143,357
General and administrative expenses	451,567

Total operating, general and administrative expenses	3,361,521

Net (loss) from operations	(759,163)
Other expenses
Interest expense	34,358

Net loss before tax	(793,521)

Prevision for income taxes	—
Net (loss)	$(793,521)

Earnings (loss) per share — basic and diluted
Weighted average common and common equivalent	$(3,967,61)
Basic	200
Diluted	200

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Statement of Changes in Retained Earnings — Unaudited

For the ten months and six days ended August 6, 2004

Balances
Retained Earnings — , September 30, 2003	$28,111
Net (loss) for the period ending August 6, 2004	(793,521)

Retained earnings — August 6, 2004	$(765,410)

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Statement of Cash Flows — Unaudited

For the ten months and six days ended August 6 2004

Operating activities:
Net profit (loss)	$(793,521)
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	37,137
Decrease (Increase) in:
Current assets	(110,560)
Increase (decrease) in:
Current liabilities	105,856

Net cash (used) by operating activities	(761,088)

Investing activities:
Repayment advances on shareholders	1,088,977
Purchase of property and equipment	(63,502)
Net cash provided by investing activities	1,025,475

Financing activities:
Repayment of note payable	(298,481)

Net cash (used in) financing activities	(298,481)

Net (decrease) in cash	(34,094)
Cash, beginning of year	59,000

Cash, end of period	$24,906

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash payments for interest	$34,358
Income taxes	$0

The accompanying notes are an integral part of the financial statements.

DIRT Motorsports, Inc.

Notes to Financial Statements
August 6, 2004

NOTE A — ORGANIZATION AND NATURE OF BUSINESS

DIRT Motorsports, Inc. (the “Company”) was incorporated in the State of New York in October 1995 and is headquartered in Weedsport, NY. The Company operates an entertainment business in the areas of motorsports and concerts.

NOTE B — SUMMARY OF ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Accounting Method

These financial statements are prepared in accordance with the accrual method of accounting, which recognizes income when earned and expenses when incurred.

Accounts Receivable

The company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts should become uncollectible, they will be charged to operations when that determination is made.

Inventory

Inventories are valued at the lower of cost or market with cost being computed on the First-In First-Out Method (FIFO).

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and the related accumulated depreciation accounts are relieved, and any gain or loss is included in operations. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, generally ranging from 5 to 40 years. For income tax purposes, the Company uses accelerated methods of depreciation for certain assets. For the eleven months and 6 days ending August 6, 2004 , depreciation expense amounted to $37,137.

Revenue Recognition

Admissions fees are recognized as income when the events are held. Membership dues and advertising revenues are recognized proratedly over the terms of the membership or advertising agreement. Concession sales are recognized on the date of the sale. The Company is involved in various event-based entertainments in both motorsports and music concerts. Advanced ticket sales to events are reported as deferred income until the event takes place at which time revenue is then recognized. Failure of an event to take place would require the Company to refund the ticket price to the ticket holder.

Related Party Transactions

DIRT Motorsports, Inc.’s sole holds a non-interest bearing note with DIRT Motorsports, Inc. with no scheduled repayment terms. At August 6, 2004 , the amount of this note was $131,023.

Income Taxes

Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting purposes and income tax purposes. These differences consist primarily of the excess of depreciation for tax purposes over the amount for financial reporting purposes. No provision for income taxes was made for eleven months and 6 days ending August 6, 2004.

Earnings (Loss) Per Common Share

Basic earnings (loss) per common share are calculated based on the weighted average number of common shares outstanding during the year, including redeemable common shares. Diluted earnings (loss) per common share has been computed based on the assumption that all dilutive options and warrants are exercised using the treasury stock method.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE C — PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following at August 6, 2004:

Leasehold improvements	$130,000
Vehicles and equipment	416,595

546,595
Less accumulated depreciation	(334,116)

Net property and equipment	$212,479

NOTE D — Notes payable

Notes payable consists of the following at August 6, 2004:

Line of credit to First Niagara Bank; variable monthly payments of interest, calculated at 1.5% above prime on amount outstanding; collateralized by assets of the Corporation and the personal guarantee of Glenn Donnelly, President.	$195,000
Note payable to Savannah Bank, N.A. calculated at 1.5% above prime on outstanding amount. Payments of interest only; collateralized by assets of the Corporation. The note is renewed every six months	299,609

Total notes payable	$494,609

NOTE E — OPERATING EXPENSES

Operating expenses include the direct costs associated with stages the races, commissions paid to various individuals related to these races, and prize money. Prize money for the eleven months and six days ended August 6, 2004 totaled $1,324,225. Included in prize money are accrued liabilities for points earned but not paid until after year end. At August 6, 2004, the Company had accrued $257,802 for earned point which were not paid until subsequent to balance sheet date.

NOTE F — DEFERRED REVENUES

Deferred revenues consist primarily of advance ticket sales, unearned advertising revenues, and unearned licensing fees. A break down on deferred revenues as of August 6, 2004 is as follows:

Advance ticket sales	$196,107
Adverting advances received, not yet earned	250,205
Licensing fees collected, not yet earned	71,468

Total deferred revenues	$517,780

NOTE G — OPERATING LEASE COMMITMENTS

The Company has also entered into multi-year contracts with the New York State Fair, the Ontario County Agricultural Society and the Orange County Agricultural Society, Inc. to lease and operate certain race track facilities located at fairgrounds that are owned by each entity. Rent expense for the eleven months and 6 days ended August 6, 2004 totaled $12,475.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of August 6, 2004 for each of the next five years and in the aggregate are:

Amount
2005	$22,000
2006	22,000
2007	—
2008	—
2009	—
Subsequent to August 6, 2009	—

Total minimum future rental payments	$44,000

NOTE H — NEW ACCOUNTING PRONOUNCEMENTS

In 2001, the Financial Accounting Standards Board issued new pronouncements: SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

SFAS No. 144 is effective for the Company for the fiscal year beginning September 30, 2002 and addresses accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and Accounting Principles Board Opinion No. 30, Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 and expands the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The adoption of this standard had no impact on the Company’s balance sheet or statement operations.

In April of 2002, the Financial Accounting Standards Board issued SFAS No. 145, “Recession of FASB Statements Non 4, 44, and 64, Amendment of FASB No. 13, and Technical Corrections. SFAS deals with reporting gains and losses for extinguishment of debt, accounting for intangible Assets of Motor Carriers, and sales and leaseback transactions. This adoption of this standard had no impact on the Company.

In June of 2002, the Financial Accounting Standards Board issued SFAS No. 146 “Accounting for Costs Associated with Exit or Disposal Activities. This statement requires that cost associated with an exit or disposal activity be recognized only when the liability is incurred. The adoption of this standard had no impact on the Company’s balance sheet or statement of operations.

Non 133 “Accounting for Derivative Instruments and Hedging Activities.” As of August 6, 2004, the Company had not entered into any derivative or hedging contracts.

In April of 2003, the Financial Accounting Standards Board issued SFAS No. 149 “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives Under FASB Non 133 “Accounting for Derivative Instruments and Hedging Activities. As of August 6, 2004, the Company had not entered into any derivative or hedging contracts.

In May of 2003, the Financial Accounting Standards Board issued SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity.” This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The adoption of this standard had no impact on the Company’s balance sheet or statement of operations.

NOTE I — DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments as of August 6, 2004. Such information does not purport to represent the aggregate net fair value of the Company:

Cash and Cash Equivalents. The balance sheet carrying amounts of cash and cash equivalents approximate fair values of such assets.

Note Receivable. The carrying amount approximates fair value because of the fluctuating interest rate associated with the note receivable.

Notes Payable. The carrying value of notes payable approximates fair value because of variable interest rates and the short-term nature of the instruments.

All of the Company’s financial instruments are for purposes other than trading. As of August 6, 2004, a recap of the Company’s financial instruments is as follows:

	Carrying	Fair
	amount	value
Cash and cash equivalents	$24,906	$24,906
Advances to shareholders and affiliated companies	$131,023	$131,023
Notes payable	$(494,609)	$(494,609)

Pro forma Financial Statements

Contents

Pro Forma Condensed Consolidated Balance Sheet June 30, 2004 — Boundless Motor Sports Racing and August 6, 2004 — DIRT Motorsports, Inc. (Unaudited)	P-1
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended June 30, 2004
— Boundless Motor Sports Racing and Ten Months, Six days ended August 6, 2004
— DIRT Motorsports, Inc. (Unaudited)
P-2
Notes to Pro Forma Condensed Financial Statements (Unaudited)	P-3

Boundless Motor Sports Racing, Inc.
Pro Forma Condensed Consolidated Balance Sheet
June 30, 2004 — Boundless Motor Sports Racing, Inc. (Boundless) and
August 6, 2004 — DIRT Motorsports, Inc. (DIRT)
(Unaudited)

	Boundless	DIRT		Pro Forma
	June 30, 2004	August 6, 2004		Adjustments	Pro Forma
Assets
Current Assets
Cash and cash equivalents	$25,108	$24,906	1,2,3	$8,910,930	$8,960,944
Accounts receivable	—	386,823		—	386,823
Inventory	79,791	11,408		—	91,199
Notes receivable	—	131,023		—	131,023
Prepaid expense	60,590	36,080		—	96,670
Other current assets	306,205	—		—	306,205

Total Current Assets	471,694	590,240		8,910,930	9,972,864
Deposits	4,933,141	—		—	4,933,141
Property and equipment, net	2,099,606	212,479		—	2,312,085
Goodwill	5,119,014	—	3	4,314,410	9,433,424
Other assets	—	—		—	—

Total Assets	$12,623,455	$802,719		$13,225,340	$26,651,514

Liabilities
Current Liabilities
Accounts payable	$637,008	$255,889		$—	$892,897
Accrued liabilities	815,377	291,300		—	1,106,677
Income tax payable	—	7,551		—	7,551
Deferred revenue	417,382	517,780		—	935,162
Notes payable	6,099,196	494,609		—	6,593,805

Total Current Liabilities	7,968,963	1,567,129		—	9,536,092
Notes payable — long term	2,000,000	—		—	2,000,000
Shareholders’ Equity (Deficit)
Preferred Stock: $0.01 par value; 10,000,000 shares authorized, 4383 pro forma shares of preferred Series A issued and outstanding	—	—	1	43	43
Common Stock: $0.0001 par value; 100,000,000 shares authorized, 17,432,168 issued and outstanding on June 30, 2004	1,743	1,000	3	(408)	2,335
Additional paid in capital	5,206,337	—	1,2,3	12,460,295	17,666,632
Accumulated Deficit	(2,553,588)	(765,410	)3	765,410	(2,553,588)

Total Shareholders’ Equity (Deficit)	2,654,492	(764,410)		13,225,297	15,115,379

Total Liabilities and Shareholders Equity (Deficit)	$12,623,455	$802,719		$13,225,340	$26,651,514

The accompanying notes are an integral part of the financial statements

Boundless Motor Sports Racing, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended June 30, 2004 — Boundless Motor Sports Racing, Inc. (Boundless) and
Ten Months, Six Days Ended August 6, 2004 — DIRT Motorsports, Inc. (DIRT)
(Unaudited)

			Pro Forma
	Boundless	DIRT	Adjustments	Pro Forma
Revenue	$1,292,523	$2,602,358	$—	$3,894,881
Operating Expenses
Cost of merchandise	146,793	143,357	—	290,150
Operating, general and administrative	2,959,863	3,181,027	—	6,140,890
Depreciation and amortization	39,237	37,137	—	76,374

Total Operating Expenses	3,145,893	3,361,521	—	6,507,414

Operating income (loss)	(1,853,370)	(759,163)	—	(2,612,533)
Other (Expenses) Income
Interest income	9,768	—	—	9,768
Interest expense	(235,369)	(34,358)	—	(269,727)

Total Other Expense	(225,601)	(34,358)	—	(259,959)

Net Loss	$(2,078,971)	$(793,521)	$—	$(2,872,492)

Net Loss per Share	$(0.12)	$(3,967.61)	$—	$(0.16)

Weighted average of number of shares outstanding	17,277,697	200	591,467	17,869,364

The accompanying notes are an integral part of the financial statements

Boundless Motor Sports Racing, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

On August 6, 2004, Boundless Motor Sports Racing, Inc. (the “Company”) entered into a Stock Purchase Agreement with Dirt Motorsports, Inc. (“DIRT”), a New York corporation. The agreement provided for the Company to acquire all of the 200 issued and outstanding shares of stock of DIRT for the purchase price of $3,550,000 with 50% paid in cash and the remaining 50% paid in shares of the Company.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company’s financial position and results of operations. The Company’s condensed consolidated balance sheet as of June 30, 2004 is based on the historical balance sheets of the Company as provided in the most recent 10-QSB financial reporting and DIRT’s condensed consolidated balance sheet as of August 6, 2004 represents financial activity for DIRT through the acquisition date. The Company’s condensed consolidated statement of income for the nine months ended June 30, 2004 is also based on the Company’s historical statements of income as provided in the most recent 10-QSB financial reporting and DIRT’s condensed consolidated statement of income for the ten months and six days ended August 6, 2004 represents all financial activity for DIRT through the acquisition date. The pro forma condensed consolidated statement of income assumes the acquisition took place on October 1, 2003.

The Unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and DIRT.

(1) Condensed Consolidated Balance Sheet Pro Forma Adjustments

     The pro forma adjustments to the condensed consolidated balance sheet are as follows:

		Debit	Credit
1	Investment funding received
	Cash and cash equivalents	11,834,000
	Preferred stock		43
	Additional paid in capital		11,833,957
	To record issuance of 4,383 shares of Preferred Series A shares and 3,506,368 warrants to purchase common shares.
2	Capital issuance cost
	Additional paid in capital	1,148,070
	Cash and cash equivalents		1,148,070
	To record capital issuance fees for investment funding

		Debit	Credit
3	Investment in subsidiary
	Goodwill	4,314,410
	Cash and cash equivalents		1,775,000
	Common stock	408
	Accumulated deficit		765,410
	Additional paid in capital		1,774,408
	To record investment in subsidiary and adjustments of the acquired company’s common stock and accumulated deficit and to record issuance of common stock as 50% payment toward acquisition.

P-4